                                                                    EXHIBIT 10.4

                  AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

     This Amendment No. 2 to Asset Purchase Agreement ("Amendment No. 2") is made and entered into as of the 24th day of February, 1999, by and between Tunica Partners, LP ("Seller"), a Mississippi limited partnership, and Isle of Capri Casino-Tunica, Inc. ("Buyer"), a Mississippi corporation. Isle of Capri Casinos, Inc. ("Isle of Capri"), a Delaware corporation, joins this Amendment for the purpose of consenting hereto.


                                 Recitals

     A. Seller and Buyer are parties to an Asset Purchase Agreement dated as of October 7, 1998 (the "Agreement"), governing the sale of the Tunica Facility.

     B. The Agreement was amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 7, 1998 ("Amendment No. 1"), for the purpose of providing Buyer options to extend the Closing Date from December 7, 1998, to March 7, 1999.

     C. Buyer has exercised each option to extend provided by Amendment No. 1, the result being that the Closing Date has been extended to March 7, 1999. Buyer has paid the aggregate Three Hundred Thousand Dollar ($300,000) consideration for the extensions pursuant to Section 3 of Amendment No. 1, of which Ninety-Nine Thousand Dollars ($99,000) is treated as an additional deposit to be applied toward the Cash Purchase Price if the Closing occurs.

     D. Buyer and Seller have agreed to certain additional amendments to the terms of the Agreement, all as set forth in this Amendment No. 2.


                                 Agreement

     Therefore, in consideration of the premises and of the mutual agreements contained herein, Seller and Buyer agree as follows:

     1. Section I.A of the Agreement is amended in its entirety to read as follows:

               "Cash Purchase Price" means One Million, Eight Hundred One Thousand Dollars ($1,801,000).

     2. Section I.C of the Agreement is amended in its entirety to read as follows:

               "Closing Date" means March 5, 1999, or such other date as may hereafter be mutually agreed to by the Buyer and Seller.
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     3.   Sections I.D, I.G, and I.R of the Agreement are hereby deleted.

     4. Section I.E of the Agreement is amended in its entirety to read as follows:

               "Deferred Purchase Price" means Seven Million, Five Hundred Thousand Dollars ($7,500,000).

     5. Section I.F of the Agreement is amended in its entirety to read as follows:

               "Deposit" means One Hundred Ninety-Nine Thousand Dollars ($199,000).

     6. Section III.A.2 of the Agreement is amended in its entirety to read as follows:

               Attached hereto as Schedule 3.A.2 is (i) Title Report Update No. 10055-T dated September 14, 1998, and (ii) Title Report Update No. 10054-T dated September 14, 1998 (such updates collectively, the "Title Reports"), which relate to the real property that is the subject of the Leatherman Lease, the Orr Lease, the Leatherman Easement, the Orr Easement, and the Successor Rights. Buyer will obtain, as of a date reasonably close to the Closing Date, a subsequent update of the Title Reports and shall provide a copy of such subsequent updates to Seller.

     7. Section III.K of the Agreement is amended in its entirety to read as follows:

               Security. The Promissory Note will be secured by the Guaranty, which will be executed and delivered by the parties thereto at the Closing.

     8. Section VI.E of the Agreement is amended in its entirety to read as follows:

               Title Reports. There shall have been no change since September 14, 1998, in ownership of the title to the property covered by the Title Reports.

     9. Section VII.G of the Agreement is amended in its entirety to read as follows:

               Security. Buyer shall have delivered to Seller duly executed originals of the Guaranty.

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     10.  Section VII.J of the Agreement is amended in its entirety to read as follows:

               Title Reports. There shall have been no change since September 14, 1998, in ownership of the title to the property covered by the Title Reports.

     11. The notice address of Dana E. Kelly set forth in Section X.H of the Agreement is amended to read as follows:

                    Dana E. Kelly
                    Kelly & Gault, LLP
                    4266 I-55 North, Suite 104 (zip 39211)
                    Post Office Box 13926
                    Jackson, Mississippi 39236

     12.  Schedules 1.D and 1.R to the Agreement are deleted.

     13. Schedule 1.P (revised) attached to this Amendment No. 2 is substituted for Schedule 1.P attached to the Agreement.

     14. All terms capitalized but not defined herein shall have the meanings assigned to them in the Agreement.

     15. Except as amended hereby, the Agreement, as previously amended by Amendment No. 1, remains in full force and effect.

     16. This Amendment may be executed in multiple counterparts, and each counterpart so executed shall have the same force and effect as an original instrument.

     This Amendment is made and executed as of the date first above written.

                         SELLER:
                         TUNICA PARTNERS, LP
                         By: Harrah's Tunica Corporation, General Partner
                              By: /s/ Thomas M. Morgan
                                 -----------------------------------------

                         BUYER:
                         ISLE OF CAPRI CASINO-TUNICA, INC.
                         By: /s/ Jack Galaway
                            ----------------------------------------------


                         CONSENT TO AMENDMENT GRANTED:
                         ISLE OF CAPRI CASINOS, INC.
                         By: /s/ Jack Galaway
                            ----------------------------------------------

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